EXHIBIT 10.1
                                                                    ------------

                          SECURITIES PURCHASE AGREEMENT
                          -----------------------------

         AGREEMENT, dated as of April 16, 2007, by and between Network-1 Security Solutions, Inc., a Delaware corporation with principal offices at 445 Park Avenue, Suite 1028, New York, New York 10022 (the "Company"), and the Investors signatory hereto (collectively, the "Investors").

         WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to each of the Investors and each Investor severally and not jointly desires to purchase (i) up to an aggregate of 3,333,333 shares of common stock, par value $.01 per share (the "Common Stock") at a purchase price of $1.50 per share (the "Purchase Price"), and five (5) year warrants to purchase up to an aggregate of 1,666,667 shares of common stock, at an exercise price of $2.00 per share, on the terms and subject to the conditions set forth herein. The shares of common stock issuable upon exercise of the Warrants (as defined below) are collectively referred to herein as the "Warrant Shares."

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                      Issuance of Common Stock and Warrants
                      -------------------------------------

         Section 1.1 Agreement to Purchase and Sell. At the closing provided for in Section 1.2(a), the Company will issue and sell to each Investor and, subject to the terms and conditions of this Agreement, each Investor will purchase from the Company, severally and not jointly, (i) the Common Stock, and (ii) the Warrants in the form of Exhibit A attached hereto, in the amounts opposite such Investor's name and in consideration for payment by each Investor to the Company of the Purchase Price as indicated on Schedule 1.1 hereto. The Investors will be afforded registration rights with respect to the Common Stock and the Warrant Shares in accordance with the Registration Rights Agreement in the form attached hereto as Exhibit B.

         Section 1.2 The Closing. The closing of the issuance of the Common Stock and Warrants (the "Closing") shall take place at the offices of Eiseman Levine Lehrhaupt & Kakoyiannis, P.C., 805 Third Avenue, New York, New York 10022, on the date that this Agreement is executed by the parties hereto (the time and date of the Closing being herein referred to as the "Closing Date"). On the Closing Date the Company will instruct its transfer agent to deliver to each of the Investors the certificates for the Common Stock and the Company will deliver the Warrants to be purchased hereunder in accordance with Schedule 1.1 hereto and the other terms hereof against delivery by each such Investor of a wire transfer to the Company in accordance with instructions provided by the Company (or by certified check) in the full amount of the Purchase Price payable by such Investor.

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                                   ARTICLE II

           Representations, Warranties, and Agreements of the Company
           ----------------------------------------------------------

         Except for the exceptions set forth on the Disclosure Schedule attached hereto as Schedule 1.2 and furnished to Investors, the Company represents and warrants to, and agrees with, the Investors as follows:

         Section 2.1 Corporate Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is qualified to transact business and is in good standing as a foreign corporation in every jurisdiction in which its ownership, leasing, licensing or use of property or assets or the conduct of its business makes such qualification necessary, except in such jurisdictions where the failure to be so qualified or in good standing would not have a material adverse effect on the business, results of operations, financial condition or prospects of the Company. The Company has no subsidiaries except for Network-1 Acquisition Corp. (which does not conduct any business or own any material assets) and has no investment, whether by way of ownership of stock or other securities or by loan, advance or otherwise, in any corporation, partnership, firm, association or other business entity. The Company has all required power and authority to own its property and to carry on its business as now conducted and proposed to be conducted.

         Section 2.2 Validity of Transaction. The Company has all requisite power and authority to execute, deliver and perform this Agreement, the Registration Rights Agreement and the Warrants, and to issue the Common Stock and Warrants to the Investors. All necessary corporate proceedings of the Company have been duly taken to authorize the execution, delivery and performance of this Agreement, the Registration Rights Agreement and the Warrants and to authorize the issuance and sale of the Common Stock and Warrants, and upon exercise of the Warrants, to authorize the issuance of the Warrant Shares to the Investors. The Common Stock and Warrants, when issued in accordance with the terms of this Agreement, will be validly issued, fully paid, and non-assessable and will be free and clear of all pledges, liens, encumbrances and restrictions, other than under applicable federal and state securities laws. This Agreement, the Registration Rights Agreement and the Warrants have been duly authorized, executed and delivered by the Company, are the legal, valid and binding obligations of the Company, and are enforceable as to the Company in accordance with their respective terms, except as may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws or by legal or equitable principles relating to or limiting creditors' rights generally or as rights to indemnification may be limited by applicable securities laws. Except as to filings which may be required under applicable state securities regulations, no consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any Federal, state, local or other governmental authority or of any court or other tribunal is required by the Company in connection with the transactions contemplated hereby. No consent of any party to any contract, agreement, instrument, lease, license, arrangement or understanding to which the Company is a party, or by which any of its properties or assets is bound, is required for the execution, delivery or performance by the Company of this Agreement, the Registration Rights Agreement, the Warrants and the issuance of the Warrant Shares. The execution, delivery, and performance of this Agreement, the Registration Rights Agreement and the Warrants by the Company will not violate, result in a breach

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of,  conflict  with or (with or without  the giving of notice or the  passage of time or both) entitle any party to terminate or call a default under any such contract, agreement, instrument, lease, license, arrangement or understanding, or violate or result in a breach of any term of the Certificate of Incorporation or By-laws of the Company, or violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment or decree binding on the Company or to which any of its operations, business, properties or assets is subject. The
registration   rights  granted  to  the  Investors,   in  accordance   with  the
Registration Rights Agreement, do not violate any of the terms and conditions of the registration rights previously granted by the Company to other holders of the Company's securities or any other agreements to which the Company is a party. The Warrant Shares issuable upon exercise of the Warrants are duly authorized, have been reserved for issuance and upon exercise of the Warrants in accordance with the terms thereof, will be validly issued, fully paid, and nonassessable, will not have been issued in violation of any preemptive right of stockholders or rights of first refusal and the Investors, upon exercise, will have good title to the Warrant Shares, free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders agreements and voting trusts.

         Section 2.3 Capitalization. The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock and 10,000,000 shares of preferred stock, par value $.01 per share. Immediately prior to the Closing, the Company shall have 19,839,724 shares of Common Stock outstanding and no outstanding shares of preferred stock. All issued and outstanding shares of Common Stock have been validly issued and are fully paid and nonassessable and have not been issued in violation of any Federal or state securities laws. Except for the obligation of the Company to issue (a) the Warrant Shares upon exercise of the Warrants, (b) upon the exercise of the options and warrants that are currently outstanding to purchase an aggregate of 5,664,111 shares of Common Stock (excluding the options issued under the Company's Stock Option Plan as set forth in the following clause (c)), (c) upon the exercise of options to purchase 3,917,370 shares of Common Stock issued under the Company's 1996 Amended and Restated Stock Option Plan (the "Stock Option Plan"), there are not, as of the date hereof, any outstanding or authorized subscriptions, options, warrants, calls, rights, commitments or any other agreements obligating the Company to issue (i) any additional shares of its capital stock or (ii) any securities convertible into, or exercisable or exchangeable for, or evidencing the right to subscribe for, any shares of its capital stock except as set forth in the Disclosure Schedule. Other than the Company's Stock Option Plan, the Company has not adopted or authorized any plan for the benefit of its officers, employees, or directors which requires or permits the issuance, sale, purchase, or grant of any shares of the Company's capital stock, any securities convertible into, or exercisable or exchangeable for, or evidencing the right to subscribe for any shares of the Company's capital stock or any phantom shares or any stock appreciation rights. The Company is under no obligation (contingent or otherwise) to purchase or otherwise acquire or retire any shares of its capital stock.

         Section 2.4 Financial Statements. The financial statements of the Company, including the notes thereto, as they appear in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2006 (the "Financial Statements"), fairly present, in all material respects, the financial position and results of operations of the Company at the dates thereof and for the periods covered thereby. The Financial Statements have been prepared in conformity with generally accepted accounting principles ("GAAP"), consistently applied throughout the periods involved. The Company has no material liabilities or obligations, contingent, direct, indirect or otherwise except (i) as set forth in the latest balance sheet included in the Financial Statements or the notes thereto (the date of such balance sheet being referred to as the "Balance Sheet Date"), and (ii) those incurred in the ordinary course of business since the Balance Sheet Date.

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         Section 2.5 No Undisclosed Liabilities. The Company does not have any liabilities or obligations of any nature required to be set forth in the Financial Statements under GAAP, whether or not accrued, contingent or otherwise, and there is no existing condition, situation or set of circumstances which may result in such a liability or obligation, except (a) liabilities or obligations of the Company reflected in its Securities and Exchange Commission (the "SEC") filings and in the Financial Statements or incurred in the ordinary course of the Company's business, or (b) liabilities and obligations which are not, individually or in the aggregate, reasonably expected to have a material adverse effect on the Company.

         Section 2.6 Legal Proceedings. Except as set forth in the Disclosure Schedule annexed hereto as Schedule 1.2, there are no actions, suits, proceedings, claims or hearings of any kind or nature existing or pending or, to the knowledge of the Company, threatened and, to the knowledge of the Company, no investigations or inquiries, before or by any court, or other governmental authority, tribunal or instrumentality (or, to the Company's best knowledge, any state of facts that would give rise thereto), pending or threatened against the Company, or involving the properties of the Company, that, individually or in the aggregate as to any matter covered by this Section 2.6, are reasonably likely to result in any material adverse effect on the Company or that might adversely affect the transactions or other acts contemplated by this Agreement or the validity or enforceability of this Agreement.

         Section 2.7 SEC Filings. The Company has filed all forms, reports, statements and other documents required to be filed with (i) the SEC including, without limitation, (A) all Annual Reports on Form 10-KSB, (B) all Quarterly Reports on Form 10-QSB, (C) all Reports on Form 8-K, (D) all other reports or registration statements and (E) all amendments and supplements to all such reports and registration statements (collectively referred to as the "SEC Reports") and (ii) any other applicable state securities authorities (all such forms, reports, statements and other documents in (i) and (ii) of this Section
2.7 being referred to herein, collectively, as the "Reports"). The Reports (i) were prepared in all material respects in accordance with the requirements of applicable law (including, with respect to the SEC Reports, the Securities Act of 1933, as amended (the "Securities Act"), and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as the case may be, and the rules and regulations of the SEC thereunder applicable to such SEC Reports) and (ii) did not at the time they were filed contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. In addition, since the last annual report of the Company on Form 10-KSB filed with the SEC on April 11, 2007, there have been no material events that require disclosure under the Exchange Act.

         Section 2.8 Patents and Other Intellectual Property. The Company owns all right, title and interest in all patents, trademarks or other intellectual property necessary or material for use in connection with its business as disclosed in the SEC Reports and which the failure to so have would reasonably be expected to have a material adverse effect on the Company's assets, business or financial condition.

         Section 2.9 Finder or Broker. Except as set forth in the Disclosure Schedule, neither the Company nor anyone acting on behalf of the Company has negotiated with any finder, broker or intermediary or similar person in connection with the transactions contemplated herein.

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         Section 2.10 Taxes. The Company has filed all federal tax returns and all state and municipal and local tax returns (whether relating to income, sales, franchise, withholding, real or personal property or other types of taxes) required to be filed under the laws of the United States and applicable states, and has paid in full all taxes which have become due pursuant to such returns or claimed to be due by any taxing authority or otherwise due and owing; provided, however, that the Company has not paid any tax, assessment, charge, levy or license fee that it is contesting in good faith and by proper proceedings and adequate reserves for the accrual of same are maintained if required by GAAP. The Company believes that each of the tax returns heretofore filed by the Company correctly and accurately reflects the amount of its tax liability thereunder. The Company has withheld, collected and paid all levies, assessments, license fees and taxes to the extent required.

                                   ARTICLE III

          Representations, Warranties, and Agreements of the Investors
          ------------------------------------------------------------

         Each of the Investors, severally and not jointly, represents and warrants to, and agrees with, the Company as follows:

         Section 3.1 Organization. Such Investor (if not an individual) is duly organized under the laws of the state of its jurisdiction of organization and has full power and authority to enter into this Agreement and to consummate the transactions set forth herein. The address set forth on Schedule 1.1 hereof is such Investor's true and correct business, residence or domicile address.

         Section 3.2 Accredited Investor, Experience, Access to Information, etc.

         (a) Such Investor and, to the knowledge of such Investor, each limited partner of such Investor in the case of an Investor which is a limited partnership, and each partner of such Investor in the case of an Investor which is a general partnership, is an "accredited investor," as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act;

         (b) Such Investor and, to the knowledge of such Investor, each of its general partners, officers and other affiliates of such Investor and its general partners, if any, have had substantial experience in investing in private transactions like this one, are capable of evaluating the merits and risks of an investment in the Company and understand that an investment in the Common Stock and Warrants is speculative and involves a high degree of risk and should not be purchased by anyone who cannot afford the loss of their entire investment. Such Investor has also carefully considered the Risk Factors set forth in Exhibit C hereof;

         (c) Such Investor acknowledges that it has had a full opportunity to discuss the business, management and financial affairs of the Company with the Company's management. Such Investor has reviewed the Company's Annual Report on Form 10-KSB for the year ended December 31, 2006 as well as additional SEC Reports of the Company that it deemed appropriate, and any additional requested documents from the Company and has had a full opportunity to ask questions of, and receive answers from, the officers of the Company concerning the terms and conditions of this Agreement, the purchase of the Common Stock and Warrants, the business, operations, market potential, capitalization, financial condition and prospects of the Company, and all other matters deemed relevant by the Investor. Such Investor acknowledges that it has had an opportunity to evaluate all information regarding the Company as it has deemed necessary or

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desirable in connection with the transactions contemplated by this Agreement, has independently evaluated the transactions contemplated by this Agreement and has reached its own decision to enter into this Agreement; and

         (d) Such Investor acknowledges that it fully understands the risks of the Company's litigation with D-Link Corporation and D-Link Systems, Incorporated pending in the United States District Court for the Eastern District of Texas (the "D-Link Litigation"). Such Investor has had access to all publicly available documents pertaining to the D-Link Litigation, a full opportunity to ask questions of, and receive answers from, officers of the Company concerning the litigation and such Investor understands and acknowledges that an adverse outcome of the D-Link Litigation would have a material adverse effect on the Company. Such Investor has carefully considered the Risk Factors pertaining to the D-Link Litigation and related matters set forth in Exhibit C.

         Section 3.3 Investment Intent. Such Investor is acquiring the Common Stock and Warrants and the Warrant Shares for its own account for investment and not with a view to, or for sale in connection with, any public distribution thereof in violation of the Securities Act. Such Investor understands that none of the shares of Common Stock and Warrants or the Warrant Shares have been registered for sale under the Securities Act or qualified under applicable state securities laws and that the shares of Common Stock, the Warrants and the Warrant Shares are being offered and sold to such Investor pursuant to one or more exemptions. Such Investor understands that it must bear the economic risk of its investment in the Company for an indefinite period of time, as the Common Stock, the Warrants and the Warrant Shares cannot be sold unless subsequently registered under the Securities Act and qualified under state securities laws, unless an exemption from such registration and qualification is available. Such Investor acknowledges that no public market for the Warrants of the Company presently exists and none may develop in the future.

         Section 3.4 Transfer of Securities. Such Investor will not sell or otherwise dispose of any shares of Common Stock, Warrants or Warrant Shares unless (a) a registration statement with respect thereto has become effective under the Securities Act and such Warrants and Warrant Shares have been qualified under applicable state securities laws or (b) there is presented to the Company notice of the proposed transfer and, if it so requests, a legal opinion reasonably satisfactory to the Company that such registration and qualification is not required; provided, however, that no such registration or qualification or opinion of counsel shall be necessary for a transfer by such Investor (i) to any entity controlled by, or under common control with, such Investor, (ii) to a shareholder, partner or officer of such Investor, (iii) to a shareholder, partner or officer of the general partner of such Investor, (iv) to the spouse, lineal descendants, estate or a trust or for the benefit of any of the foregoing or (v) by operation of law, provided the transferee agrees in writing to be subject to the terms hereof to the same extent as if he were such Investor. Such Investor consents that any transfer agent of the Company may be instructed not to transfer any Common Stock, Warrants or Warrant Shares unless it receives satisfactory evidence of compliance with the foregoing provisions, and that there may be endorsed upon any certificate (or other instrument) representing such securities (and any certificates issued in substitution therefor) the following legend calling attention to the foregoing restrictions on transferability of such shares, stating in substance:

                  "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH

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                  REGISTRATION OR ANY EXEMPTION THEREFROM UNDER SUCH ACT AND
                  LAWS, IF APPLICABLE. THE COMPANY, PRIOR TO PERMITTING A TRANSFER OF THESE SECURITIES, MAY REQUIRE AN OPINION OF COUNSEL OR OTHER ASSURANCES SATISFACTORY TO IT AS TO COMPLIANCE WITH OR EXEMPTION FROM SUCH ACT AND LAWS"

The Company shall, upon the request of any holder of Common Stock, Warrants or Warrant Shares and the surrender of such securities, issue a new stock certificate and Warrants without such legend if (A) the Warrants or stock evidenced by such certificate has been effectively registered under the Securities Act and qualified under any applicable state securities law and sold by the holder thereof in accordance with such registration and qualification, or
(B) such holder shall have delivered to the Company a legal opinion reasonably satisfactory to the Company to the effect that the restrictions set forth herein are no longer required or necessary under the Securities Act or any applicable state law.

         Section 3.5 Authorization. All actions on the part of such Investor necessary for the authorization, execution, delivery and performance by such Investor of this Agreement have been taken. This Agreement has been duly authorized, executed and delivered by such Investor, is the legal, valid and binding obligations of such Investor, and are enforceable as to such Investor in accordance with their respective terms, except as may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws or by legal or equitable principles relating to or limiting creditors' rights generally or as rights to indemnification may be limited by applicable securities laws.

         Section 3.6 Finder or Broker. Neither such Investor nor any person acting on behalf of such Investor has negotiated with any finder, broker, intermediary or similar person in connection with the transactions contemplated herein.

                                   ARTICLE IV

                                 Indemnification
                                 ---------------

         Section 4.1 Indemnification by the Company. The Company agrees to indemnify and hold harmless the Investors, their officers and directors, employees, agents, representatives and affiliates and each other person, if any, who controls any thereof, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any untruth, inaccuracy, or breach of any of the representations, warranties, covenants or agreements of the Company contained in this Agreement or in any other document furnished by the Company to any of the foregoing in connection with this transaction.

         Section 4.2 Indemnification by Investors. (a) Each Investor, severally and not jointly, agrees to indemnify and hold harmless the Company, its officers and directors, employees, agents and representatives and affiliates and each other person, if any, who controls any thereof, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any

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litigation commenced or threatened or any claim whatsoever) arising out of or based upon any untruth, inaccuracy, or breach of any of the representations, warranties, covenants or agreements of such Investor contained in this Agreement or in any other document furnished by such Investor to any of the foregoing in connection with this transaction.

         Section 4.3 Notices of Claims. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in Section 4.1 and 4.2, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Article IV hereof, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation; provided, however, that if the indemnified party reasonably believes it is advisable for it to be represented by separate counsel because there exists a conflict of interest between its interests and those of the indemnifying party with respect to such claim, or there exist defenses available to such indemnified party which may not be available to the indemnifying party, or if the indemnifying party shall fail to assume responsibility for such defense, the indemnified party may retain counsel satisfactory to it and the indemnifying party shall pay all fees and expenses of such counsel. No indemnifying party shall be liable for any settlement of any action or proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation or which requires action other than the payment of money by the indemnifying party. Each indemnified party shall furnish such information regarding itself or the claim in question as an indemnifying party may reasonably request in writing and as shall be reasonably requested in connection with the defense of such claim and litigation resulting therefrom.

         Section 4.4 Contribution. If the indemnification provided for in
Section 4.1 and 4.2 shall for any reason be held by a court of competent jurisdiction to be unavailable to an indemnified party in respect of any loss, claim, damage or liability, or any action in respect thereof, then, in lieu of the amount paid or payable under Section 4.1 or 4.2 hereof, the indemnified party and the indemnifying party shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating the same), (a) in such proportion as is appropriate to reflect the relative fault of the Company and the Investors in connection with the statement or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable consideration (the relative fault of the Company and such Investors to be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Investors and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission) or (b) if the allocation provided by clause (a) above is not permitted by applicable law, in such proportion as shall

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

be appropriate to reflect the relative benefits received by the Company and the Investors from the offering of the securities. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. In addition, no person shall be obligated to contribute hereunder any amounts in payment of any settlement of any action or claim effected without such person's consent, which consent shall not be unreasonably withheld or delayed.

                                    ARTICLE V

                              Additional Provisions
                              ---------------------

         Section 5.1 Legal Opinion. Eiseman Levine Lehrhaupt & Kakoyiannis P.C., counsel to the Company, will deliver at the Closing a legal opinion covering the matters set forth in Exhibit D.

         Section 5.2 Communications. All notices or other communications hereunder shall be in writing and shall be given by registered or certified mail (postage prepaid and return receipt requested), by an overnight courier service which obtains a receipt to evidence delivery or by telex or facsimile transmission (provided that written confirmation of receipt is provided), addressed as set forth below:

         If to the Company:

                  Network-1 Security Solutions, Inc.
                  445 Park Avenue, Suite 1028
                  New York, New York 10022
                  Attention: Corey M. Horowitz, Chairman and Chief Executive Officer

         With a copy to:

                  Eiseman Levine Lehrhaupt & Kakoyiannis P.C.
                  805 Third Avenue
                  New York, New York 10022
                  Attention:  Sam Schwartz, Esq.

         If to the Investors, at their respective addresses as set forth on
Schedule 1.1 hereto, or such other address as any party may designate to the other in accordance with the aforesaid procedure. As to Hound Partners, L.P., a copy of such notice shall be sent to its counsel, Akin Gump Strauss Hauer & Feld LLP, Attention: Alfredo R. Gutierrez, Esq. All notices and other communications sent by overnight courier service shall be deemed to have been given as of the next business day after delivery thereof to such courier service, those given by telex or facsimile transmission shall be deemed given when sent, and all notices and other communications sent by mail shall be deemed given as of the third business day after the date of deposit in the United States mail.

         Section 5.3 Successors and Assigns. The Company may not sell, assign, transfer or otherwise convey any of its rights or delegate any of its duties under this Agreement, except to a corporation which has succeeded to substantially all of the business and assets of the Company and has assumed in writing its obligations under this Agreement, and this Agreement shall be binding on the Company and such successor. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the Investors and their successors and assigns.

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

         Section 5.4 Amendments and Waivers. Neither this Agreement nor any term hereof may be changed or waived (either generally or in a particular instance and either retroactively or prospectively) absent the written consent of the Investors owning a majority-in-interest of the securities purchased pursuant to this Agreement.

         Section 5.5 Survival of Representations, etc. The representations, warranties, covenants and agreements made herein or in any certificate or document executed in connection herewith shall survive the Closing for a period of 12 months and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investors or the Company.

         Section 5.6 Delays or Omissions; Waiver. No delay or omission to exercise any right, power or remedy accruing to either the Company or the Investors upon any breach or default by the other under this Agreement shall impair any such right, power or remedy nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring.

         Section 5.7 Entire Agreement. This Agreement (together with the exhibits and schedules attached hereto) contains the entire understanding of the parties with respect to their respective subject matter and all prior negotiations, discussions, commitments and understandings heretofore had between them with respect thereto are merged herein and therein.

         Section 5.8 Expenses. Each party hereto shall pay its own expenses (including legal fees) in connection with this Agreement and the transactions contemplated hereby.

         Section 5.9 Counterparts; Governing Law. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to conflict of laws.

         Section 5.10 Further Actions. At any time and from time to time, each party agrees, without further consideration, to take such actions and to execute and deliver such documents as may be reasonably necessary to effectuate the purposes of this Agreement.

         Section 5.11 Gender. As the context so requires, terms herein in the masculine form shall be construed to include the feminine form as well as neuter.

                [SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

         IN WITNESS WHEREOF, this Agreement has been duly executed on the date herein above set forth.

                               NETWORK-1 SECURITY SOLUTIONS, INC.

                               By: /s/ Corey M. Horowitz
                                   -------------------------------------------
                                   Name: Corey M. Horowitz
                                   Title: Chairman and Chief Executive Officer

                               INVESTORS:

                               HOUND PARTNERS, L.P.

                               By: /s/ Jonathan Auerbach
                                   -------------------------------------------
                                   Name: Jonathan Auerbach
                                   Title: Managing Member of G.P.

                               GRAHAM PARTNERS, L.P.

                               By: /s/ Harold W. Berry
                                   -------------------------------------------
                                   Name: Harold W. Berry
                                   Title: General Partner

                               AURELIAN PARTNERS, L.P.

                               By: /s/ Brian T. Horey
                                   -------------------------------------------
                                   Name: Brian T. Horey
                                   Title: General Partner



                               BRIAN T. HOREY, SEP-IRA, CHARLES SCHWAB & CO. CUSTODIAN

                               By: /s/ Brian T. Horey
                                   -------------------------------------------
                                   Brian T. Horey

                [SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]



                               /s/ Steven Heinemann
                               -----------------------------------------------
                               STEVEN HEINEMANN


                               ZAYKOWSKI LIMITED PARTNERS, L.P.

                               By:  /s/ Paul Zaykowski
                                   -------------------------------------------
                                   Name: Paul Zaykowski
                                   Title: Managing Member, PRZ Holdings LLC,
                                          General Partner

                               ZAYKOWSKI QUALIFIED PARTNERS, L.P.

                               By:  /s/ Paul Zaykowski
                                   -------------------------------------------
                                   Name: Paul Zaykowski
                                   Title: Managing Member PRZ Holdings LLC,
                                          General Partner

                               LEWIS OPPORTUNITY FUND, L.P.

                               By: /s/ W. Austin Lewis IV
                                   -------------------------------------------
                                   Name: W. Austin Lewis IV
                                   Title: General Partner

                               LAM FUND, LTD.

                               By: /s/ W. Austin Lewis IV
                                   -------------------------------------------
                                   Name: W. Austin Lewis IV
                                   Title: General Partner

                [SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

         IN WITNESS WHEREOF, this Agreement has been duly executed on the date herein above set forth.

                                HOUND PARTNERS OFFSHORE FUND, L.P.

                                By: /s/ Jonathan Auerbach
                                    -------------------------------------------
                                    Name: Jonathan Auerbach
                                    Title: General Partner of the Managing
                                           Member

                             SCHEDULES AND EXHIBITS
                             ----------------------


Schedule1.1    Investors, Number of Common Stock, Number of Warrants and
               Purchase Price
Schedule 1.2   Disclosure Schedule
Exhibit A:     Form of Warrant
Exhibit B:     Risk Factors
Exhibit C      Registration Rights Agreement

                                  SCHEDULE 1.1


                                         Number of
     Name and Address                    Shares of      Number of      Purchase
        of Investor                     Common Stock     Warrants       Price
        -----------                     ------------     --------       -----

Hound Partners, L.P.                     1,081,817        540,909     $1,622,725
101 Park Avenue, 47th Floor
New York, New York  10178

Hound Partners Offshore Fund, L.P.       1,084,850        542,425     $1,627,275
c/o Citco Fund Services (Cayman
Islands) Limited Regatta Office Park,
Windward One West Bay Road, P.O. Box
31106 SMB Grand Cayman, Cayman Islands

Graham Partners, L.P.                      333,333        166,667       $500,000
666 Fifth Avenue
New York, New York  10103

Aurelian Partners, L.P.                    333,333        166,667       $500,000
666 Fifth Avenue
New York, New York  10103

Brian T. Horey SEP-IRA,                     66,667         33,333       $100,000
Charles Schwab & Co. Custodian
666 Fifth Avenue
New York, New York  10101

Steven Heinemann                           133,333         66,667       $200,000
106 Goose Hill Road
Cold Spring Harbor, New York  11742

Zaykowski Limited Partners, L.P.            66,667         33,333       $100,000
24 Schermerhorn Street
Brooklyn, New York  11201

Zaykowski Qualified Partners, L.P.          66,667         33,333       $100,000
24 Schermerhorn Street
Brooklyn, New York  11201

Lewis Opportunity Fund, L.P.               141,666         70,833       $212,500
45 Rockefeller Plaza
New York, New York  10111

LAM Fund, Ltd.                              25,000         12,500       $ 37,500
45 Rockefeller Plaza
New York, New York  10111
                                        ----------      ---------     ----------
     Total                               3,333,333      1,666,667     $5,000,000

                                  SCHEDULE 1.2

                               DISCLOSURE SCHEDULE

This Disclosure Schedule (this "Schedule") is attached to and forms a part of the Securities Purchase Agreement, dated as of April 16, 2007 (the "Securities Purchase Agreement"), by and among Network-1 Security Solutions, Inc., a Delaware corporation (the "Company"), and the investors named on Schedule 1.1 thereto. Section references contained in this Schedule are for reference purposes only and correspond to the same numbered sections of the Securities Purchase Agreement, and the disclosure of any matter in any such section of this
Schedule is deemed to be disclosed in response to or in connection with the other provisions of the Securities Purchase Agreement to the extent that such disclosure relates or is responsive to such other provisions of the Securities Purchase Agreement. Capitalized terms used and not defined in this Schedule have the meanings ascribed to them in the Securities Purchase Agreement.

2.3 Capitalization.

         o In accordance with Section 6(b) of the Employment Agreement, dated February 28, 2007, between the Company and Corey M. Horowitz, Chairman and Chief Executive Officer, Mr. Horowitz has certain limited anti-dilution rights which provide that if at anytime during the period ended December 31, 2008, in the event that the Company completes a financing (either a single transaction or series of transactions) consisting of the issuance of common stock or any other securities convertible or exercisable into common stock, Mr. Horowitz shall receive (at the closing of such financing) from the Company, at the same price as the securities issued in the financing, such number of additional options to purchase Common Stock so that he maintains the same derivative ownership percentage (21.47%) of the Company (based upon options and warrants owned by Mr. Horowitz and CMH Capital Management Corp. ("CMH"), an affiliated entity, and exclusive of shares of Common Stock owned by him or CMH) as he or CMH owned at the time of execution of his employment agreement; provided, that, the aforementioned anti-dilution protection shall be afforded to Mr. Horowitz up to maximum future financing(s) of $2.5 million. Accordingly, in connection with the Closing pursuant to the Securities Purchase Agreement, Mr. Horowitz will be issued a 5 year option to purchase 732,709 shares of Common Stock at an exercise price of $1.67 per share.

2.6. Legal Proceedings.

         D-LINK LITIGATION

         On August 10, 2005, the Company commenced patent litigation against D-Link Corporation and D-Link Systems, Incorporated in the United States District Court for the Eastern District of Texas, Tyler division (Civil Action No. 6:05W291), for infringement of the Company's remote power patent (U.S. Patent No. 6,218,930) (the "Remote Power Patent"). The complaint seeks, among other things, a judgment that the Remote Power Patent is enforceable and has been infringed by the defendants. The Company also seeks a permanent injunction restraining the defendants from continued infringement, or active inducement of infringement by others, of the

Company's Remote Power Patent. On February 27, 2006, the D-Link defendants filed answers and asserted counterclaims. In their answers, the D-Link defendants asserted that they did not infringe any valid claim of the Remote Power Patent, and further asserted that the asserted patent claims are invalid and/or unenforceable. In addition to these defenses, the D-Link defendants also asserted counterclaims for, among other things, non-infringement, invalidity and unenforceability of the Remote Power Patent. In February 2006, all outstanding motions by the D-Link defendants to dismiss or transfer the case to the Eastern District of Texas were denied. In March 2006, the D-Link defendants filed a writ of mandamus to overturn the Court's decision to maintain the action in the Eastern District of Texas. On June 2, 2006, the court issued an order denying the D-Link defendants' request for a writ of mandamus.

         In November, 2006, the Court issued its ruling on the "Markman hearing", a special proceeding under U.S. patent law, where both sides present their arguments to the court as to how they believe certain claim terms pertaining to the patent at issue in the lawsuit should be interpreted. In March 2007, the Company and the D-Link Defendants made motions for summary judgment. A trial date is presently scheduled for May 2007. In the event the Court determines that the Company's Remote Power Patent was not valid or enforceable and/or that the defendants did not infringe, any such determination would have a material adverse effect on the Company.

         POWERDSINE SETTLEMENT

         On November 16, 2005, the Company entered into a Settlement Agreement with PowerDsine, Inc. (NASDAQ: PDSN) and PowerDsine Ltd. (collectively, "PowerDsine") which dismissed, with prejudice, patent litigation brought by PowerDsine against the Company in March 2004 in the United States District Court for the Southern District of New York that sought a declaratory judgment that the Remote Power Patent (U.S. Patent No. 6,218,930) was invalid and not infringed by PowerDsine and/or its customers.

         Under the terms of the Settlement Agreement, the Company agreed that it will not initiate litigation against PowerDsine for its sale of Power over Ethernet (PoE) integrated circuits. In addition, the Company agreed that it will not seek damages for infringement from customers that incorporate PowerDsine integrated circuit products in PoE capable Ethernet switches manufactured on or before April 30, 2006. PowerDsine has agreed that it will not initiate, assist or cooperate in any legal action relating to the Remote Power Patent. The Company also agreed that we will not initiate litigation against PowerDsine or its customers for infringement of the Remote Power Patent arising from the manufacture and sale of PowerDsine Midspan products for three years following the dismissal date. Following such three year period, the Company may seek damages for infringement of the Remote Power Patent from PowerDsine or its customers with respect to the purchase and sale of Midspan products beginning 90 days following the dismissal date of the litigation. The benefits afforded to PowerDsine under the Settlement Agreement will cease in the event PowerDsine institutes, assists or cooperates in any legal proceeding related to the Remote Power Patent adverse to us (unless otherwise required by law to do so) and PowerDsine customers will also forfeit benefits under the Settlement Agreement if they engage in similar action.

         No licenses to use the technologies covered by the Remote Power Patent were granted to PowerDsine or its customers under the terms of the settlement. The Settlement Agreement further provides that PowerDsine is obligated to provide each of its customers with written notice of the settlement which notice shall disclose that no license for the Remote Power Patent has been provided to PowerDsine's customers and that in order to combine, modify or integrate any PowerDsine product with or into any other device or software, PowerDsine's customers may need to receive patent license(s) for such third party patents which is the customer's responsibility. For the full text of the Company's Settlement Agreement with PowerDsine, see Exhibit 10.1 of the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on November 17, 2005.

2.8 Patents and Other Intellectual Property.

         On November 18, 2003, the Company entered into an agreement (the "Agreement") with Merlot Communications, Inc. ("Merlot"), a broadband communications solutions provider, pursuant to which the Company acquired six patents (the "Patent Portfolio") relating to various telecommunications and data networking technologies from Merlot, for a purchase price of $100,000 and contingent future payments equal to 20% of the net income (as defined in the Agreement) of the Company from the sale or licensing of the Patents after the Company achieves $4.0 million of net income for each patent comprising the Patent Portfolio ("Future Contingent Payments"). On January 18, 2005, the Company and Merlot entered into an amendment to the Agreement (the "Amendment") pursuant to which the Company paid $500,000 to Merlot in consideration for the restructuring of the Future Contingent Payments to Merlot from the licensing or sale of the Patent Portfolio. The Amendment provides for future contingent payments by the Company to Merlot of $1.0 million upon achievement of $25 million of Net Royalties (as defined), an additional $1.0 million upon achievement of $50 million of Net Royalties and an additional $500,000 upon achievement of $62.5 million of Net Royalties from licensing or sale of the patents acquired from Merlot.

2.9 Finder or Broker.

         In connection with the Closing, Pali Capital, Inc. and Brimberg & Co., L.P. will receive placement agent fees from the Company in the amount of 5.5% of the gross proceeds of the securities sold at the Closing and 5 year common stock purchase warrants to purchase an aggregate of 360,000 shares of the Company's common stock (240,000 shares at an exercise price of $1.50 per share and 120,000 shares at an exercise price of $2.00 per share). The shares underlying the placement agent warrants shall be registered for resale in the Registration Statement filed with respect to the securities sold to the Investors at the Closing.

                                    EXHIBIT A
                                 FORM OF WARRANT

         NEITHER THE WARRANTS REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT OR LAWS, THE RULES AND REGULATIONS THEREUNDER OR THE PROVISIONS

OF THIS WARRANT CERTIFICATE

                                                                  April __, 2007


               WARRANTS TO PURCHASE AN AGGREGATE OF ______ SHARES
                               OF COMMON STOCK OF
                       NETWORK-1 SECURITY SOLUTIONS, INC.
             (INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE)

                                    ISSUED TO

                            -------------------------

                              DATED: April __, 2007

         THIS IS TO CERTIFY that, for value received, _________________ or its registered assigns (herein collectively referred to as the "Warrantholder"), is entitled to the number of Warrants (together with any subsequent Warrants issued pursuant to the terms hereof, the "Warrants") set forth above, each of which represents the right, upon the due exercise hereof, at any time commencing on the date hereof (the "Commencement Date") and ending on the fifth anniversary of the Commencement Date (the "Expiration Date"), to purchase from Network-1 Security Solutions, Inc., a Delaware corporation (the "Company"), one fully paid and nonassessable share, free from tax liens and charges, of common stock, par value $.01 per share (the "Common Stock"), of the Company upon surrender hereof, with the form of election to purchase included herein (the "Election to Purchase") completed and duly executed, at the office of the Company, and upon simultaneous payment therefor of an exercise price per share equal to the Purchase Price (as defined in Section 1 below) in cash payable to the order of the Company. The number of shares of Common Stock issuable upon exercise of the Warrants (individually, a "Share" and collectively, the "Shares") and the Purchase Price therefor are subject to adjustment as provided herein.

         1. Purchase Price

         The purchase price for each of the Shares purchasable hereunder (the "Purchase Price") shall be equal to $2.00 per Share, subject to adjustment as hereinafter described.

         2. Definition of Market Price

         Unless otherwise provided herein, for purposes of any computations made hereunder, "Market Price" per share of Common Stock on any date shall be: (i) if the Common Stock is listed or admitted for trading on any national securities exchange, the last reported sales price as reported on such national securities exchange; (ii) if the Common Stock is not listed or admitted for trading on any national securities exchange, the average of the last reported closing bid and asked quotation for the Common Stock as reported on the Nasdaq Stock Market's National Market ("NNM") or Nasdaq Stock Market's Small Cap Market ("NSM") or a similar service if NNM or NSM are not reporting such information; (iii) if the Common Stock is not listed or admitted for trading on any national securities exchange, NNM or NSM or a similar service, the average of the last reported bid and asked quotation for the Common Stock as quoted by a market maker in the Common Stock (or if there is more than one market maker, the bid and asked quotation shall be obtained from two market makers and the average of the lowest bid and highest asked quotation shall be the "Market Price"); or (iv) if the Common Stock is not listed or admitted for trading on any national securities exchange or NNM or quoted by NSM and there is no market maker in the Common Stock, the fair market value of such shares as determined in good faith by the Board of Directors of the Company.

         3. Transfer

         The Warrants may be transferred, sold or assigned in whole or in part, subject to the provisions of the Securities Act of 1933, as amended. Concurrent with any transfer of the Warrants, the Warrantholder shall notify the Company of such transfer, indicating the circumstances of the transfer and, upon request, furnish the Company with an opinion of its counsel, in form and substance reasonably satisfactory to counsel for the Company, to the effect that the proposed transfer may be made without registration under the Securities Act or qualification under any applicable state securities laws; provided, however, no legal opinion shall be required if the transferee is an affiliate, stockholder or limited partner of the Warrantholder. Transfer of the Warrants shall be made by delivery of the warrant certificate accompanied by a duly executed notice of assignment, in the form annexed hereto. In the event of the transfer of less than all of the Warrants, a new warrant certificate shall be issued to the Warrantholder for the remaining number of Warrants not transferred.

         4. Issuance of Shares

         Subject to the restrictions set forth in Section 5 below, upon surrender of the Warrants and payment of the Purchase Price as aforesaid, the Company shall issue and deliver with all reasonable dispatch the certificate(s) for the Shares to or upon the written order of the Warrantholder and in such name or names as the Warrantholder may designate. Such certificate(s) shall represent the number of Shares issuable upon the exercise of the Warrants so surrendered, together with a cash amount in respect of any fraction of a Share otherwise issuable upon such exercise.

         Certificates representing the Shares shall be deemed to have been issued and the person so designated to be named therein shall be deemed to have become a holder of record of such Shares as of the date of the surrender of the Warrants and payment of the Purchase Price as aforesaid, notwithstanding that the transfer books for the Shares or other classes of stock purchasable upon the exercise of the Warrants shall then be closed or the certificate(s) for the Shares in respect of which the Warrants is then exercised shall not then have been actually delivered to the Warrantholder. As soon as practicable after each such exercise of the Warrants, the Company shall issue and deliver the certificate(s) for the Shares issuable upon such exercise, registered as requested. The Warrants shall be exercisable, at the election of the registered holder hereof, either as an entirety or from time to time for part of the number of Shares specified herein, but in no event shall fractional Shares be issued with regard to the exercise of the Warrants. In the event that only a portion of the Warrants are exercised at any time prior to the close of business on the Expiration Date, a new warrant certificate shall be issued to the Warrantholder for the remaining number of Shares purchasable pursuant hereto.

         Prior to due presentment for registration of transfer of the Warrants, the Company shall deem and treat the Warrantholder as the absolute owner of the Warrants (notwithstanding any notation of ownership or other writing on this warrant certificate made by anyone other than the Company) for the purpose of any exercise hereof or any distribution to the Warrantholder and for all other purposes, and the Company shall not be affected by any notice to the contrary.

         5. Payment of Expenses, Taxes, etc. upon Exercise

         The Company shall pay all documentary stamp taxes, if any, attributable to the initial issuance of the Shares issuable upon the exercise of the Warrants; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue or delivery of any certificates for Shares in a name other than that of the Warrantholder upon the exercise of the Warrants, and in such case the Company shall not be required to issue or deliver any certificates for Shares until or unless the person or persons requesting the issuance have paid to the Company the amount of such tax or have established to the Company's satisfaction that such tax has been paid or is not required to be paid.

         6. Lost, Stolen or Mutilated Warrant Certificate

         In case this warrant certificate shall be mutilated, lost, stolen or destroyed, the Company shall issue and deliver, in exchange and substitution for and upon cancellation of the mutilated warrant certificate, or in lieu of and substitution for the warrant certificate lost, stolen or destroyed, a new warrant certificate of like tenor and representing an equivalent number of Shares purchasable upon exercise, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of such warrant certificate and reasonable indemnity, if requested, also reasonably satisfactory to the Company. Upon providing an appropriate indemnification, no bond or other security shall be required from the original Warrantholder in connection with the replacement by the Company of a lost, stolen or mutilated warrant certificate.

         7. Covenants of Company

         (a) The Company shall at all times through the Expiration Date reserve and keep available, out of its aggregate authorized but unissued shares of Common Stock, the number of Shares deliverable upon the exercise of the Warrants.

         (b) Before taking any action which would cause an adjustment pursuant to the terms set forth herein reducing the portion of the Purchase Price attributable to the Shares below the then par value (if any) of such Shares, the Company shall take any corporate action which may, in the opinion of its counsel (which may be counsel regularly engaged by the Company), be necessary in order that the Company may validly and legally issue fully paid and nonassessable Shares at the Purchase Price as so adjusted.

         (c) The Company covenants that all Shares issued upon exercise of the Warrants shall, upon issuance in accordance with the terms hereof, be fully paid and nonassessable and free from all pre-emptive rights and taxes, liens, encumbrances, charges and security interests created by the Company with respect to the issuance and holding thereof.

         8. Rights Upon Expiration

         Unless the Warrants are surrendered and payment made for the Shares as herein provided before the close of business on the Expiration Date, this warrant certificate will become wholly void and all rights evidenced hereby will terminate after such time.

         9. Exchange of Warrant Certificate

         Subject to the provisions of Section 3 above, this warrant certificate may be exchanged for a number of warrant certificates of the same tenor as this warrant certificate for the purchase in the aggregate of the same number of Shares of the Company as are purchasable upon the exercise of this warrant certificate, upon surrender hereof at the office of the Company with written instructions as to the denominations of the warrant certificates to be issued in exchange.

         10. Adjustment for Certain Events

         (a) In case the Company shall at any time after the date the Warrants are first issued (i) declare a dividend on the Common Stock payable in shares of the Company's capital stock (whether in shares of Common Stock or of capital stock of any other class), (ii) subdivide the outstanding Common Stock, (iii) reverse split the outstanding Common Stock into a smaller number of shares, or
(iv) issue any shares of the Company's capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then, in each case, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, reverse split or reclassification, and/or the number and kind of shares of capital stock issuable upon exercise of the Warrants on such date, shall be proportionately adjusted so that the holder of any Warrant exercised after such time shall be entitled to receive the aggregate number and kind of securities which, if such Warrant had been exercised immediately prior to such date, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, reverse split or reclassification. Any such adjustment shall become effective immediately after the record date of such dividend or the effective date of such subdivision, reverse split or reclassification made successively whenever any event listed above shall occur.

         (b) In case the Company shall fix a record date for the making of a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness or assets (other than cash dividends or cash distributions payable out of earnings, consolidated earnings, if the Company shall have one or more subsidiaries, or earned surplus, or dividends payable in Common Stock for which adjustment is made under Section 10(a) above) or rights, options or warrants to subscribe for or purchase Common Stock, then, in each case, the Purchase Price per Share to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, of which the numerator shall be the current Market Price for a share of Common Stock on such record date less the fair market value of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights, options or warrants applicable to one share of Common Stock, and of which the denominator shall be the current Market Price for a share of Common Stock. In the event that the Company and the Warrantholder cannot agree as to such fair market value, such determination of fair market value shall be made by an appraiser who shall be mutually selected by the Company and the Warrantholder, and the reasonable costs of such appraiser shall be borne by the Company. Any such adjustment shall become effective immediately after the record date for such distribution and shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

         (c) No adjustment in the Purchase Price shall be required unless such adjustment would require a decrease of at least one cent ($0.01) in such price; provided, however, that any adjustment which by reason of this Section 10(c) is not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 10 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be, but in no event shall the Company be obligated to issue fractional shares of Common Stock or fractional portions of any securities upon the exercise of the Warrants.

         (d) In the event that at any time, as a result of an adjustment made pursuant to Section 10 hereof, the holder of any Warrant thereafter exercised shall become entitled to receive any shares of capital stock or warrants or other securities of the Company other than the Shares, thereafter the number of such other shares of capital stock or warrants or other securities so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Shares contained in this Section 10, and the provisions of this warrant certificate with respect to the Shares shall apply, to the extent applicable, on like terms to any such other shares of capital stock or warrants or other securities.

         (e) Upon each adjustment of the Purchase Price as a result of calculations made in this Section 10, each Warrant outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of Shares (calculated to the nearest hundredth), obtained by (i) multiplying the number of Shares purchasable upon exercise of a Warrant immediately prior to such adjustment of the Purchase Price by the Purchase Price in effect immediately prior to such adjustment and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

         (f) In case of any capital reorganization of the Company or of any reclassification of the Common Stock (other than a change in par value or from a specified par value to no par value or from no par value to a specified par value or as a result of subdivision or combination) or in case of the consolidation of the Company with, or the merger of the Company into, any other corporation (other than a consolidation or merger in which the Company is the continuing corporation) or of the sale of the properties and assets of the Company as, or substantially as, an entirety, each Warrant shall, after such reorganization, reclassification, consolidation, merger or sale, be exercisable, upon the terms and conditions specified herein, for the number of shares of Common Stock or other capital stock or warrants or other securities or property to which a holder of the number of shares of Common Stock purchasable (at the time of such reorganization, reclassification, consolidation, merger or sale) upon exercise of such Warrant would have been entitled upon such reorganization, reclassification, consolidation, merger or sale; and in any such case, if necessary, the provisions set forth in this Section 10(f) with respect to the rights and interests thereafter of the registered holders of all Warrants shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of Common Stock or other capital stock or warrants or other securities or property thereafter deliverable on the exercise of the Warrants. The subdivision, reverse split or combination of shares of Common Stock at any time outstanding into a greater or lesser number of shares shall not be deemed to be a reclassification of the Common Stock for the purposes of this Section 10(f).

         (g) In any case in which this Section 10 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event issuing to the Warrantholder, if such Warrantholder exercised any Warrant after such record date, shares of capital stock or warrant or other securities of the Company, if any, issuable upon such exercise over and above the Shares issuable, on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to the holder a due bill or other appropriate instrument evidencing such holder's right to receive such shares of capital stock or warrants or other securities upon the occurrence of the event requiring such adjustment.

         (h) The Shares and any other shares of capital stock or warrants or other securities now or hereafter receivable upon exercise of this Warrant shall be entitled to registration under the Securities Act of 1933 pursuant to the terms of the Registration Rights Agreement attached to the Purchase Agreement as Exhibit C thereto.

         11. Fractional Shares

         Upon exercise of the Warrants the Company shall not be required to issue fractional shares of Common Stock or other capital stock. In lieu of such fractional shares, the Warrantholder shall receive an amount in cash equal to the same fraction of the (i) current Market Price of one whole Share if clause
(i), (ii) or (iii) in the definition of Market Price in Section 2 above is applicable or (ii) book value of one whole Share as reported in the Company's most recent audited financial statements if clause (iv) in the definition of Market Price in
Section 2 above is applicable. All calculations under this Section 11 shall be made to the nearest cent.

         12. Securities Act Legend

         The Warrantholder shall not be entitled to any rights of a stockholder of the Company with respect to any Shares purchasable upon the exercise hereof, including voting, dividend or dissolution rights, until such Shares have been paid for in full. As soon as practicable after such exercise, the Company shall deliver a certificate or certificates for the securities issuable upon such exercise, all of which shall be fully paid and nonassessable, to the person or persons entitled to receive the same; provided, however, that, if applicable, such certificate or certificates delivered to the holder of the surrendered Warrant shall bear a legend reading substantially as follows:

                  "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR ANY EXEMPTION THEREFROM UNDER SUCH ACT AND LAWS, IF APPLICABLE. THE COMPANY, PRIOR TO PERMITTING A TRANSFER OF THESE SECURITIES, MAY REQUIRE AN OPINION OF COUNSEL OR OTHER ASSURANCES SATISFACTORY TO IT AS TO COMPLIANCE WITH OR EXEMPTION FROM SUCH ACT AND LAWS."


         13. Notice of Adjustment

         (a) Upon any adjustment of the Purchase Price, the number of Shares issuable, or the securities or other property deliverable, upon exercise of this Warrant, pursuant to Section 10 above, the Company, within 30 calendar days thereafter, shall have on file for inspection by the Warrantholder a certificate of the Board of Directors of the Company setting forth the Purchase Price after such adjustment, the method of calculation thereof in reasonable detail, the facts upon which such calculations were based and the number of Shares issuable, or the securities or other property deliverable, upon exercise of the Warrants after such adjustment in the Purchase Price, which certificate shall be conclusive evidence of the correctness of the matters set forth therein, and
(ii) send a copy of such certificate to the Warrantholder.

         (b) In case:

         (i) the Company shall authorize the issuance to any holders of Common Stock of rights, options or warrants to subscribe for or purchase capital stock of the Company or of any other subscription rights, options or warrants; or

         (ii) the Company shall authorize the payment of cash or stock dividends to any holders of Common Stock, or other outstanding securities of the Company, or the distribution to any holders of Common Stock, or other outstanding securities of the Company, of evidences of its indebtedness or assets; or

         (iii) of any consolidation or merger to which the Company is a party or the conveyance or transfer of all or substantially all of the properties and assets of the Company or any capital reorganization or any reclassification of the Common Stock (other than a change in par value or from a specified par value to no par value or from no par value to a specified par value or as a result of a subdivision or combination); or

         (iv) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

         (v) the Company proposes to take any other action, which would require an adjustment of the Purchase Price pursuant to Section 10 above or require the vote of any of the Company's stockholders;

then, in each such case, the Company shall give to the Warrantholder at its address appearing below at least 20 calendar days prior to the applicable record date hereinafter specified in (A), (B), or (C) below, by first class mail, postage prepaid, a written notice stating (A) the date as of which the holders of record of shares of Common Stock entitled to receive any such rights, options, warrants or distribution are to be determined or (B) the date on which any such consolidation, merger, conveyance, transfer, reorganization, reclassification, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such consolidation, merger, conveyance, transfer, reorganization, reclassification, dissolution, liquidation or winding up or (C) the date of such action which would require an adjustment of the Purchase Price or the vote of the Company's stockholders. The failure to give the notice required by this Section 13(b) or any defect therein shall not affect the legality or validity of any such issuance, distribution, consolidation, merger, conveyance, transfer, reorganization, reclassification, dissolution, liquidation, winding up or other action or the vote upon any such action.

         Except as provided herein, nothing contained herein shall be construed as conferring upon the Warrantholder the right to vote on any matter submitted to the stockholders of the Company for their vote or to receive notice of meetings of stockholders or the election of directors of the Company or any other proceedings of the Company, or any rights whatsoever as a stockholder of the Company.

         14. Notices

         Any notice, request, demand or other communication pursuant to the terms of the Warrants shall be in writing and shall be sufficiently given or made when delivered or mailed by first class or registered mail, postage-prepaid, to the following addresses:

         If to the Company:

                  Network-1 Security Solutions, Inc.
                  445 Park Avenue, Suite 1028
                  New York, NY  10022
                  Attention: Corey M. Horowitz, Chairman and Chief Executive Officer

         with a copy to:

                  Eiseman Levine Lehrhaupt & Kakoyiannis, P.C.
                  805 Third Avenue
                  New York, New York 10022
                  Attention:  Sam Schwartz, Esq.

         If to the Warrantholder, to the address of such Warrantholder provided to the Company by such Warrantholder for the purpose of notices, or to such other address or such other counsel as the Company or the Warrantholder may designate by written notice to the other party.

         15. Amendment and Modification

         Unless otherwise provided herein, this warrant certificate may not be amended, modified or supplemented in any respect unless by a written agreement executed by the Company and a majority-in-interest of the Warrantholders issued warrants pursuant to the Securities Purchase Agreement, dated April __, 2007 (based upon the aggregate number of Warrants held), provided that no such amendment or modification shall unfairly discriminate against a particular Warrantholder relative to other Warrantholders.

3Section 5.       16.      Miscellaneous


         (a) All the covenants and provisions herein by or for the benefit of the Company shall bind and inure to the benefit of its successors or assigns and all of the covenants and provisions herein for the benefit of the Warrantholder hereof shall inure to the benefit of its successors or assigns.

                  (b) This warrant certificate shall be deemed to be a contract made under the laws of the State of New York for all purposes and shall be construed in accordance with the laws of such without regard to principles of conflict of laws.

         (c) Nothing in this warrant certificate shall be construed to give any person or corporation other than the Company and the Warrantholder and its permitted transferees any legal or equitable right, remedy or claim under this warrant certificate; but this warrant certificate shall be for the sole and exclusive benefit of the Company and the Warrantholder and its permitted transferees.

         IN WITNESS WHEREOF, an authorized office of the Company has signed and delivered to the Warrantholder this warrant certificate as of the date first written above.

                     NETWORK-1 SECURITY SOLUTIONS, INC.


                     By:
                         ---------------------------------------
                         Corey M. Horowitz, Chairman and Chief Executive Officer

                              ELECTION TO PURCHASE

(To be executed by the registered holder if such holder desires to exercise the within Warrants)

To:      NETWORK-1 SECURITY SOLUTIONS, INC.
         445 Park Avenue, Suite 1028,
         New York, New York  10022
         Attention:  Corey M. Horowitz, Chairman and Chief Executive Officer

The undersigned hereby (1) irrevocably elects to exercise his or its rights to purchase _____ shares of Common Stock covered by the within Warrants, (2) makes payment in full of the Purchase Price by enclosure of a certified check, (3) requests that certificates for such shares be issued in the name of:

Please print name, address and Social Security or Tax Identification Number:

------------------------------------------------

------------------------------------------------

------------------------------------------------

and (4) if said number of shares shall not be all the shares evidenced by the within Warrants, requests that a new warrant certificate for the balance of the shares covered by the within Warrants be registered in the name of, and delivered to:

Please print name and address:

------------------------------------------------

------------------------------------------------

------------------------------------------------

                  In lieu of receipt of a fractional share of Common Stock, the undersigned will receive a check representing payment therefor.

Dated:  _____________________            _________________________________

                                         By: _____________________________

                                             _____________________________

                                   Assignment


FOR VALUE RECEIVED                          hereby sells, assigns and transfers
                   ------------------------
unto
     -----------------------------------------------------------------------
     [Please print or typewrite name, address and federal tax identification

-------------------
number of Assignee] the within Warrants representing the right to purchase ___________ shares of common stock of Network-1 Security Solutions, Inc. (the "Company"), and does hereby irrevocably constitute and appoint its attorney to transfer the within Warrants on the books of the within named Company with full power of substitution in the premises. In the event that less than all of the within Warrants are assigned hereby, the Company is directed to issue in the name of the undersigned a certificate for the Warrants not so assigned.


Dated:
       -------------------------------------







In the Presence of:


-----------------------------------

                                    EXHIBIT B
                                  RISK FACTORS

         We operate in a highly competitive environment that involves a number of risks, some of which are beyond our control. The following discussion highlights the most material of the risks.

         WE HAVE A HISTORY OF LOSSES AND NO REVENUE FROM CURRENT OPERATIONS.

         We have incurred substantial operating losses since our inception, which have resulted in an accumulated deficit of $(46,273,000) as of December 31, 2006. For the years ended December 31, 2006 and 2005, we incurred net losses of $(1,952,000) and $(1,332,000), respectively. We have financed our operations primarily by sales of equity securities. Since December 2002, when we discontinued our security software products and following the commencement of our patent technology licensing business in November 2003, we have had no revenue from operations for the years ended December 31, 2005 and December 31, 2006. Our ability to achieve revenue and generate positive cash flow from operations is dependent upon consummating licensing agreements with respect to our patented technologies. We may not be successful in achieving licensing agreements with third parties and our failure to do so would have a material adverse effect on our business, financial condition and results of operations. We may not be able to achieve revenue or generate positive cash flow from operations from our licensing business.

         WE COULD BE REQUIRED TO STOP OPERATIONS IF WE ARE UNABLE TO DEVELOP OUR TECHNOLOGY LICENSING BUSINESS OR RAISE CAPITAL WHEN NEEDED.

         We anticipate, based on our currently proposed plans and assumptions relating to our operations (including the timetable of, costs and expenses associated with our continued operations), that our cash position of $1,797,000 at December 31, 2006 will more likely than not be sufficient to satisfy our operations and capital requirements until December 2007. However, we may expend our funds prior thereto. In the event our plans change, or our assumptions change or prove to be inaccurate (due to unanticipated expenses, difficulties, delays or otherwise), we could have insufficient funds to support our operations prior to December 2007. We are currently seeking additional financing to fund our operations. Our inability to obtain additional financing when needed, absent generating sufficient cash from licensing arrangements, would have a material adverse effect on us, requiring us to curtail or possibly cease our operations. In addition, any additional equity financing may involve substantial dilution to the interests of our then existing stockholders.

         OUR LICENSING BUSINESS MAY NOT BE SUCCESSFUL.

         In November 2003, we entered the technology licensing business following our acquisition of six patents relating to various telecommunications and data networking technologies including, among others, patents covering the delivery of remote power over Ethernet and the transmission of audio, video and data over computer and telephony networks. Accordingly, we have a limited history in the technology licensing business upon which an evaluation of our prospects and future performance can be made. Our prospects must be considered in light of the risks, expenses and difficulties frequently encountered in the development, operation and expansion of a new business based on patented technologies in a highly specialized and competitive market. We may not be able to achieve revenue or profitable operations from our licensing business.

         OUR FUTURE SOURCE OF LICENSING REVENUE IS UNCERTAIN.

         In February 2004, we initiated our first licensing efforts relating to the technologies in our remote power patent (U.S. Patent No. 6,218,930) (the "Remote Power Patent"). To date, we have not entered into any licensing agreements with third parties with respect to our Remote Power Patent or our other patented technologies. Our inability to consummate licensing agreements and achieve revenue from our patented technologies would have a material adverse effect on our operations and our ability to continue our business. In addition, in the event we consummate license arrangements with third parties, such arrangements are not likely to produce a stable or predictable stream of revenue in the foreseeable future. Furthermore, the success of our licensing efforts depends upon the strength of our intellectual property rights.

         WE FACE UNCERTAINTY AS TO THE OUTCOME OF LITIGATION WITH D-LINK.

         On August 10, 2005, we commenced litigation against D-Link Corporation and D-Link Systems, Incorporated in the United States District Court for the Eastern District of Texas, Tyler division (Civil Action No. 6:05W291), for infringement of our Remote Power Patent. Our complaint seeks, among other things, a judgment that our Remote Power Patent is duly enforceable and has been infringed by the defendants. We also seek a permanent injunction restraining defendants from continued infringement, or active inducement of infringement by others, of our Remote Power Patent. On February 27, 2006, the D-Link defendants filed answers and asserted counterclaims. In their answers, the D-Link defendants asserted that they did not infringe any valid claim of our Remote Power Patent, and further asserted that our asserted patent claims are invalid and/or unenforceable. In addition to these defenses, the D-Link defendants also asserted counterclaims for, among other things, non-infringement, invalidity and unenforceability of our Remote Power Patent. In November, 2006, the Court issued its ruling on the "Markman hearing", a special proceeding under U.S. patent law, where both sides present their arguments to the court as to how they believe certain claim terms pertaining to the patent at issue in the lawsuit should be interpreted. In the ruling, we believe that the Court's constructions on 5 of the 6 claim terms at issue were consistent with the constructions sought by us in our proposed constructions. With respect to the 6th claim term, the Court's construction was consistent with agreed upon portions of the constructions submitted by us and D-Link but was also modified by the Judge in a manner that we believe is consistent with our overall position on the claim term. There is, however, no assurance that our view of the Markman hearing claim constructions will in fact be consistent with subsequent court rulings. In the event the Court determines that our Remote Power Patent was not valid or enforceable, and/or that the defendants do not infringe any such determination would have a material adverse effect on us.

         WE ARE CURRENTLY RELYING UPON THE EFFORTS OF THINKFIRE TO CONSUMMATE LICENSING AGREEMENTS FOR OUR REMOTE POWER PATENT WITH CERTAIN SELECT POTENTIAL LICENSEES.

         On November 30, 2004, we entered into a Master Services Agreement (the "Agreement") with ThinkFire Services USA, Ltd. ("ThinkFire") pursuant to which we granted ThinkFire the exclusive (except for us and related companies) worldwide rights to negotiate license agreements for our Remote Power Patent with respect to certain potential licensees agreed to between the parties. Either we or ThinkFire can terminate the Agreement upon 60 days notice for any reason or upon 30 days notice in the event of a material breach. We have agreed to pay ThinkFire a fee not to exceed 20% of the royalty payments received from license agreements consummated by ThinkFire on our behalf. ThinkFire may not be successful in consummating license agreements on our behalf and even if such agreements are consummated they may not result in significant royalty payments to us.

         OUR SUCCESS IS DEPENDENT UPON OUR ABILITY TO PROTECT OUR PROPRIETARY TECHNOLOGIES.

         Our success is substantially dependent upon our proprietary technologies and our ability to protect our intellectual property rights. We currently hold 6 patents issued by the U.S. Patent Office that relate to various telecommunications and data networking technologies and include among other things, patents covering the transmission of audio, voice and data over computer and telephony networks and the delivery of remote PoE networks. We rely upon our patents and trade secret laws, non-disclosure agreements with our employees, consultants and third parties to protect our intellectual property rights. The complexity of patent and common law, combined with our limited resources, create risk that our efforts to protect our proprietary technologies may not be successful. We cannot assure you that our patents will be upheld or that third parties will not invalidate our patent rights. In the event our intellectual property rights are not upheld, such an event would have a material adverse effect on us.

WE ARE CURRENTLY RELYING UPON OUR CONTINGENCY FEE AGREEMENT WITH BLANK ROME.

         In August 2005, we entered into an agreement with Blank Rome, LLP ("Blank Rome"), a national law firm, pursuant to which Blank Rome has been engaged to represent us in connection with all litigation involving our Remote Power Patent. Blank Rome has agreed to represent us with respect to each litigation pertaining to our Remote Power Patent on a full contingency basis (except for any proceeding before the International Trade Commission). As compensation for its services on a full contingency basis, Blank Rome will receive from us percentages of Net Consideration (as defined in the agreement) ranging from 12.5% to 35% received by us by way of settlement or judgment in connection with each litigation matter. We have also agreed to compensate Blank Rome in an amount equal to 10% of the Net Consideration received by us from certain designated parties mutually agreed upon by us and Blank Rome (the "Designated Parties") in the event that prior to commencement of litigation such Designated Parties enter into license agreements or similar agreements with us during the period of Blank Rome's engagement.

         The agreement may be terminated by either Blank Rome or us upon 30 days notice. If we elect to terminate the Agreement, we will compensate Blank Rome in an amount equal to 5% of the Net Consideration received by us from the Designated Parties with whom Blank Rome has not commenced litigation on our behalf, provided that such parties had substantive licensing or settlement discussions with us related to our Remote Power Patent during the term of the agreement and entered into a license agreement or similar agreement with us providing for Net Consideration within the 12 month period following termination. In addition, in the event of termination, Blank Rome will receive its pro-rata share of Net Consideration based upon its hourly time charges with respect to parties against whom Blank Rome commenced litigation (or defended) on our behalf. In the event our agreement with Blank Rome is terminated, depending upon our financial resources at the time, we may need to enter into a contingent fee agreement with a new law firm in order to enforce and/or defend our Remote Power Patent and our inability to secure such an arrangement on satisfactory terms and on a timely basis may have a material adverse effect on us.

         ANY LITIGATION TO PROTECT OUR INTELLECTUAL PROPERTY OR ANY THIRD PARTY CLAIMS TO INVALIDATE OUR PATENTS COULD HAVE A MATERIAL ADVERSE EFFECT ON OUR BUSINESS.

         Our success depends on our ability to protect our intellectual property rights. In August 2005, we commenced patent litigation against D-Link Corporation and D-Link Systems, Incorporated for infringement of our Remote Power Patent (see below Risk Factors - "We face uncertainty of outcome of litigation with D-Link"). In the future, it may be necessary for us to commence patent litigation against additional third parties whom we believe require a license to our patents. In addition, we may be subject to claims seeking to invalidate our patents, as has been asserted by D-Link as a defense in the pending litigation. These types of claims, with or without merit, may subject us to costly litigation and diversion of management's focus. If we are unsuccessful in enforcing and validating our patents and/or if third parties making claims against us seeking to invalidate our patents are successful, they may be able to obtain injunctive or other equitable relief, which effectively could block our ability to license or otherwise capitalize on our proprietary technologies. Successful litigation against us resulting in a determination that our patents are invalid or that third parties do not infringe our patents would have a material adverse effect on us.

         MATERIAL LICENSING REVENUES FROM OUR REMOTE POWER PATENT MAY BE DEPENDENT UPON THE APPLICABILITY OF THE IEEE STANDARD.

         The Institute of Electrical and Electronic Engineers (IEEE) is a non-profit, technical professional association of more than 360,000 individual members in approximately 175 countries. The Standards Association of the IEEE is responsible for the creation of global industry standards for a broad range of technology industries. In 1999, the IEEE formed a task force to facilitate the adoption of a standardized methodology for the delivery of remote power over Ethernet networks which would insure interoperability among vendors of switches and terminal devices. In June 2003, the IEEE Standards Association approved the 802.3af Power Over Ethernet standard (the "Standard"), which covers technologies deployed in delivering power over Ethernet cables including whether deployed in switches or as standalone midspan hubs both of which provide power to remote devices including wireless access points, IP phones and network based cameras. The technology is commonly referred to as Power Over Ethernet ("PoE"). We believe our Remote Power Patent covers several of the key technologies covered by the Standard. However, there is a risk that as a result of litigation a court may determine otherwise and such a determination would have a material adverse effect on our ability to enter into license agreements and achieve revenue and profits from our Remote Power Patent.

         WE FACE INTENSE COMPETITION AND WE MAY NOT BE ABLE TO SUCCESSFULLY COMPETE.

         The telecommunications and data networking market is characterized by intense competition and rapidly changing business conditions, customer requirements and technologies. Our current and potential competitors have longer operating histories, greater name recognition and possess substantially greater financial, technical, marketing and other competitive resources than us. Although we believe that we have rights to enforceable patents relating to telecommunications and data networking, there can be no assurance that third parties will not invalidate any or all of our patents or that such parties may not be deemed to infringe any or all of our patents. In addition, the telecommunications and data networking industries may develop technologies that may be more effective than our proprietary technologies or that render our technologies less marketable or obsolete.

         OUR MARKETS ARE SUBJECT TO RAPID TECHNOLOGICAL CHANGE AND OUR TECHNOLOGIES FACE POTENTIAL TECHNOLOGY OBSOLESCENCE.

         The telecommunications and data networking technology market including, transmission of audio, video and data over computer and telephony networks and the delivery of remote power over Ethernet markets, are characterized by rapid technological changes, changing customer requirements, frequent new product introductions and enhancements, and evolving industry standards. The introduction of products embodying new technologies and the emergence of new industry standards may render our technologies obsolete or less marketable. To the extent we are able to achieve revenue in the future, such revenue will be derived from licensing our technologies based on existing and evolving industry standards.

         DEPENDENCE UPON CEO AND CHAIRMAN.

         Our success is largely dependent upon the personal efforts of Corey M. Horowitz, our Chairman and Chief Executive Officer and Chairman of the Board of Directors. The loss of the services of Mr. Horowitz would have a material adverse effect on our business and prospects. In February 2007, we entered into a new two (2) year employment agreement with Mr. Horowitz, pursuant to which he has agreed to continue to serve as our Chairman and Chief Executive Officer. (See our Form 8-K filed with the SEC on March 6, 2007). We do not maintain key-man life insurance on the life of Mr. Horowitz.

         RISKS RELATED TO LOW PRICED STOCKS.

         Our common stock currently trades on the OTC Bulletin Board under the symbol NSSI. Since the trading price of our common stock is below $5.00 per share, our common stock is considered a penny stock. SEC regulations generally define a penny stock to be an equity security that is not listed on Nasdaq or a national securities exchange and that has a market value of less than $5.00 per share, subject to certain exceptions. SEC regulations require broker-dealers to deliver to a purchaser of our common stock a disclosure schedule explaining the penny stock market and the risks associated with it. Various sales practice requirements are also imposed on broker-dealers who sell penny stocks to persons other than established customers and accredited investors (generally institutions). Broker-dealers must also provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and monthly account statements disclosing recent price information for the penny stock held in the customer's account.

         THE SIGNIFICANT NUMBER OF OPTIONS AND WARRANTS OUTSTANDING MAY ADVERSELY EFFECT THE MARKET PRICE FOR OUR COMMON STOCK.

         As of April 1, 2007, there are outstanding options and warrants to purchase an aggregate of 9,581,481 shares of our common stock at exercise prices ranging from $.13 to $10.00. To the extent that outstanding options and warrants are exercised, stockholder percentage ownership will be diluted and any sales in the public market of the common stock underlying such options may adversely affect prevailing market prices for our common stock.

         WE HAVE A SIGNIFICANT AMOUNT OF AUTHORIZED BUT UNISSUED PREFERRED STOCK, WHICH MAY AFFECT THE LIKELIHOOD OF A CHANGE OF CONTROL IN OUR COMPANY.

         Our Board of Directors has the authority, without further action by the stockholders, to issue 10,000,000 shares of our preferred stock on such terms and with such rights, preferences and designations as our Board of Directors may determine. Such terms may include restricting dividends on our common stock, dilution of the voting power of our common stock or impairing the liquidation rights of the holders of our common stock. Issuance of such preferred stock, depending on the rights, preferences and designations thereof, may have the effect of delaying, deterring or preventing a change in control. In addition, certain "anti-takeover" provisions in Delaware law may restrict the ability of our stockholders to authorize a merger, business combination or change of control.

         OUR STOCK PRICE MAY BE VOLATILE.

         The market price of our common stock is likely to be highly volatile and could fluctuate widely in price in response to various factors, many of which are beyond our control, including the following:

         o our ability to successfully enforce and/or defend our Remote Power Patent;

         o our ability to enter into favorable license agreements with third parties with respect to our Remote Power Patent;

         o    our ability to achieve revenues and profits;

         o    our ability to raise capital when needed;

         o    sales of our common stock;

         o    our ability to execute our business plan;

         o    technology changes;

         o    legislative, regulatory and competitive developments; and

         o    economic and other external factors.

         In addition, the securities markets have from time to time experienced significant price and volume fluctuations that are unrelated to the operating performance of particular companies. These market fluctuations may also materially and adversely affect the market price of our common stock.

         SALES OF A SUBSTANTIAL NUMBER OF SHARES OF OUR COMMON STOCK MAY CAUSE THE PRICE OF OUR COMMON STOCK TO DECLINE.

         As of April 1, 2007, we have registered for resale 22,453,987 shares of common stock, including shares issuable upon exercise of outstanding options and warrants that are not currently freely tradable. If our stockholders sell substantial amounts of our common stock in the public market, including shares issued upon the exercise of outstanding options and warrants, the market price of our common stock could fall. These sales also may make it more difficult for us to sell equity or equity-related securities in the future at a time and price that we deem reasonable or appropriate.

         ADDITIONAL STOCK OFFERINGS MAY DILUTE CURRENT STOCKHOLDERS.

         We may need to issue additional shares of our capital stock or securities convertible or exercisable for shares of our capital stock, including preferred stock, options or warrants. The issuance of additional capital stock may dilute the ownership of our current stockholders.

                                    EXHIBIT C
                          REGISTRATION RIGHTS AGREEMENT

         REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of April 16, 2007, among Network-1 Security Solutions, Inc., a Delaware corporation (the "Company"), and the Persons (as hereinafter defined) identified on Schedule 1 hereto (the "Investors"). This Agreement is made pursuant to the Securities Purchase Agreement dated April 16. 2007, by and among the Company and the Investors (the "Securities Purchase Agreement"). The Company has agreed to provide the Investors and any transferees and subsequent purchasers of Registrable Securities (as hereinafter defined) that may be issued, from time to time, the registration rights with respect to the Registrable Securities, as set forth in this Agreement. Capitalized terms used herein without definition shall have the meanings set forth in the Securities Purchase Agreement.

         The parties hereto agree as follows:

         1. Definitions.

         As used in this Agreement, the following capitalized terms shall have the following meanings:

          "Common Stock" means the common stock, $.01 par value per share, of the Company.

         "Effectiveness Date" means, with respect to the Registration Statement required to be declared effective hereunder, 180 days following the earlier of
(i) the actual Filing Date or (ii) the required Filing Date.

         "Effectiveness Period" shall have the meaning ascribed thereto in
Section 3(a) hereof.

         "Fair Market Value" shall have the meaning as ascribed thereto in
Section 3(b) hereof.

         "Filing Date" means, with respect to the Registration Statement required to be filed hereunder, June 16, 2007.

         "Holder" shall mean an Investor or its respective transferee, who is the owner of Registrable Securities.

         "Person" shall mean an individual, partnership, corporation, limited liability company, business trust, joint state company trust, unincorporated organization, joint venture, a government authority or other entity of whatever nature.

         "Prospectus" shall mean the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments to the Registration Statement of which such Prospectus is a part, and all material incorporated by reference in such Prospectus.

         "Registrable Securities" shall mean (i) the Securities as defined in this Section 1, or (ii) stock issued in respect of securities referred to in clause (i) in any reorganization; or (iii) stock issued in respect of the securities referred to in clauses (i) or (ii) as a result of a stock split, stock dividend, recapitalization or combination.

         "Registration Expenses" shall have the meaning ascribed thereto in
Section 5 hereof.

         "Registration Statement" means any registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits, and all material incorporated by reference in such Registration Statement.

         "SEC" shall mean the Securities and Exchange Commission.

         "Securities" shall mean any and all shares of Common Stock, issued or to be issued, to Investors pursuant to the Securities Purchase Agreement including shares of Common Stock to be issued upon the exercise of Warrants.

         "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         2. Securities Subject to this Agreement. The Securities entitled to the benefits of this Agreement are the Registrable Securities.

         3. Registration.

         (a) On or prior to the Filing Date, the Company shall prepare and file with the SEC the Registration Statement covering the resale of all of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement required hereunder shall be on Form SB-2 (except if the Company is not then eligible to register for resale the Registrable Securities on Form SB-2, in which case the Registration shall be on another appropriate form in accordance herewith). Subject to the terms of this Agreement, the Company shall use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, and shall use its best efforts to keep the Registration Statement continuously effective under the Securities Act until the date when all Registrable Securities covered by the Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion to such effect, addressed and acceptable to the Company's transfer agent and the affected Holders (the "Effectiveness Period").

         (b) If the Registration Statement is not (i) filed on or before 60 days after the Filing Date or (ii) declared effective on or before 60 days after the Effectiveness Date (the Filing

Date and the Effectiveness Date are each, a "Required Date"), the Company shall issue, as liquidated damages and not as a penalty, to each Holder on or before the fifth business day immediately following such date and at each 30 day period thereafter in which Registration Statement is not filed or declared effective, as the case may be (each such date, a "Payment Date"), such number of shares of its common stock (the "Liquidated Damages Shares") having a Fair Market Value (as defined below) equal to the percentage of the aggregate purchase price paid by such Holder for the securities such Holder acquired from the Company pursuant to the Securities Purchase Agreement as set forth below:

                                                  Percentage of Purchase Price
           Payment Date                         to be Paid as Liquidated Damages
           ------------                         --------------------------------
60 days after the Required Date                                1%
90 days after the Required Date                                1%
120 days after Required Date                                   1%
150 days after Required Date                                   2%
180 days after Required Date                                   2%
210 days after the Required Date                               2%
240 days after the Required Date                               3%
270 days after the Required Date and each 30 day               3%
period thereafter

In any case where the Liquidated Damages Shares are to be issued under this
Section 3(b), the Fair Market Value per share of common stock used to determine the number of such shares issuable to any Holder on any date shall equal the average closing price of the Company's common stock for the 30 trading days immediately preceding such date. Notwithstanding anything to the contrary contained in this Section 3(b), in the event the Company is unable to obtain effectiveness of the Registration Statement by any Payment Date as a result of comments from the SEC pertaining to Rule 415(a)(1)(i) of the Securities Act of 1933, as amended, or any comparable or successor rule or regulation, then the Company shall not be required to pay any liquidated damages (or any other damages) to any Holder in accordance with this Section 3(b) or otherwise under this Agreement.

         4. Registration Procedures. In connection with the Company's registration obligations hereunder, the Company shall:

         (a) In accordance with the Securities Act and the rules and regulations of the SEC, prepare and file with the SEC a Registration Statement in the form of an appropriate registration statement with respect to the Registrable Securities and use its best efforts to cause such Registration Statement to become and remain continuously effective for the Effectiveness Period;

         (b) Furnish to each Holder participating in such registration (each of such Persons being referred to herein as a "Participant" in such registration) such reasonable number of copies of the Registration Statement and Prospectus and such other documents as such Participant may reasonably request in order to facilitate the public offering of the Registrable Securities;

         (c) Use its best efforts to register or qualify the Securities covered by such Registration Statement under such state securities or blue sky laws of such jurisdictions as such Participants may reasonably request; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to subject itself to taxation in connection with any such registration or qualification of such Securities;

         (d) Notify the Participants in such registration, promptly after it shall receive notice thereof, of the date and time when such Registration Statement and each post-effective amendment thereto has become effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed;

         (e) Notify the Participants in such registration promptly of any request by the SEC for the amending or supplementing of such Registration Statement or Prospectus or for additional information;

         (f) Prepare and file with the SEC, promptly upon the request of any Participant in such registration, the Registration Statement and any amendments or supplements to such Registration Statement or Prospectus that, in the reasonable opinion of counsel for such Participants, is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Securities by such Participants or to otherwise comply with the requirements of the Securities Act and such rules and regulations;

         (g) Prepare and promptly file with the SEC and promptly notify the Participants in such registration of the filing of such amendments or supplements to such Registration Statement or Prospectus as may be necessary to correct any statements or omissions if, at the time when a Prospectus relating to such Securities is required to be delivered under the Securities Act, any event has occurred as the result of which any such Prospectus or any other Prospectus then in effect may include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

         (h) Advise the Participants in such registration, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

         (i) Otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make generally available to the Company's security holders earnings statements satisfying the provisions of Section 11(a) of the Securities Act, no later than forty-five (45) days after the end of any twelve (12) month period (or ninety (90) days, if such a period is a fiscal year) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of a Registration Statement;

         (j) Not file any amendment or supplement to such Registration Statement or Prospectus to which a majority in interest of the Participants in such registration has reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, after having been furnished with a copy thereof at least three (3) business days prior to the filing thereof unless the Company shall have been advised in writing by its counsel that such amendment is required under the Securities Act or the rules or regulations adopted thereunder in connection with the distribution of Securities by the Company or the Participants.

         5. Expenses of Registration. Except as provided in the following sentence, all expenses of the Company incident to the Company's performance of or compliance with the provisions of Sections 3 and 4 of this Agreement shall be borne by the Company including without limitation:

         (a) All registration and filing fees (exclusive of underwriting discounts and commissions);

         (b) Fees and expenses of compliance with all securities or blue sky laws (including fees and disbursements of counsel for the Company in connection with blue sky qualifications of the Registrable Securities); provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to subject itself to taxation in connection with any such registration or qualification of such Registrable Securities;

         (c) Printing, messenger, telephone and delivery expenses; and

         (d) Fees and disbursements of the Company's counsel and independent auditors; and

         (e) All other expenses of registration, including fees and disbursements of one counsel for the Holders of the Registrable Shares with respect to each registration of such securities pursuant to this Agreement.

         Nothing in this Section 8 shall be deemed to require the Company to pay or bear any expenses of more than one counsel for the Participants or accountants for the Participants or any other personal expenses or any underwriting discounts, selling commissions or similar fees of the Participants, except as otherwise set forth herein.

         6. Indemnification and Contribution.

         (a) Indemnification by the Company. Whenever, pursuant to Section 3 a Registration Statement relating to the Registrable Securities is filed under the Securities Act, the Company will (except as to matters covered by Section 10(b) hereof) indemnify and hold harmless each Participant in the registration, each of their partners, members, shareholders, officers, directors and employees, each underwriter of Registrable Securities, and each Person, if any, who controls any such Person (collectively, the "Participant Indemnitees" and, individually, a "Participant Indemnitee"), against any losses, claims, damages or liabilities, joint or several, to which such Participant Indemnitees may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, or Prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless any such statement or omission is based on written information provided by the Participant Indemnitee, or a representation of a Participant Indemnitee made in writing, that such Participant Indemnitee has requested be included in such Registration Statement or Prospectus, and will reimburse each Participant Indemnitee for all legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action.

         (b) Indemnification by Participants. Each Participant in such registration will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement and each other Person, if any, who controls the Company, within the meaning of the Securities Act, each underwriter of Registrable Securities and each Person, if any, who controls any such underwriter within the meaning of the Securities Act (collectively, the "Company Indemnitees" and, individually, a "Company Indemnitee") and each other Participant Indemnitee against all losses, claims, damages or liabilities, joint or several, to which any of the Company Indemnitees or the other Participant Indemnitees may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, or Prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only if, and to the extent that, such statement or omission was in reliance upon and in conformity with written information furnished to the Company by such participant specifically for use in the preparation thereof. Notwithstanding the foregoing, the indemnification obligation of each Participant herein shall be limited to the net proceeds received by such Participant in the offering of the Registrable Securities effected by the Registration Statement.

         (c) Indemnification Procedures. Promptly after receipt by a Participant Indemnitee or a Company Indemnitee (collectively, "Indemnitees" and, individually, an "Indemnitee") under Section 6(a) or 6(b) hereof of notice of the commencement of any action, such Indemnitee will, if a claim in respect thereof is to be made against the indemnifying party under such clause, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability that it may have to any Indemnitee except to the extent such omission resulted in actual detriment to the indemnifying party, nor shall such omission relieve the indemnifying party from any liability it may have to any Indemnitee otherwise than under such clauses. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party a release from all liability in respect of such claim or litigation. In case any such action shall be brought against any Indemnitee, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such Indemnitee, and after notice from the indemnifying party to such Indemnitee of its election to assume the defense thereof, the indemnifying party shall not be liable to such Indemnitee under such clause for any legal or other expenses subsequently incurred by such Indemnitee in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Indemnitee shall have the right to employ one counsel to represent such Indemnitee if, in the reasonable judgment of such Indemnitee, it is advisable for such party to be represented by separate counsel because separate defenses are available, or because a conflict of interest exists between such indemnified and indemnifying party in respect of such claim, and in that event the fees and expenses of such separate counsel shall be paid by the indemnifying party. Notwithstanding the foregoing, if the Company is an Indemnitee, the Company shall designate the one counsel, and in all other circumstances, the one counsel shall be designated by a majority in interest based upon the aggregate amount of Registrable Securities of the Indemnitees. For purposes of this Section 6 the terms "control," and "controlling person" have the meanings that they have under the Securities Act.

         (d) Contribution. If for any reason the foregoing indemnity is unavailable, or is insufficient to hold harmless an Indemnitee, then the indemnifying party shall contribute to the amount paid or payable by the Indemnitee as a result of such losses, claims, damages, liabilities or expenses
(i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the Indemnitee on the other from the registration or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, or provides a lesser sum to the Indemnitee than the amount hereinafter calculated, in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand and the Indemnitee on the other but also the relative fault of the indemnifying party and the Indemnitee as well as any other relevant equitable considerations. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

         (e) Survival of Indemnification Obligations. The indemnification provided by this Section 6 shall be a continuing right to indemnification and shall survive the registration and sale of any Registrable Securities by any person entitled to indemnification hereunder and the expiration or termination of this Agreement.

         7. Amendment and Modification. This Agreement may be amended, modified or supplemented in any respect only by written agreement by the Company and Holders owning a majority of the issued and outstanding Registrable Securities (provided that no such amendment shall unfairly discriminate against a particular Holder relative to the other Holders).

         8. Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York, without giving effect to the choice of law principles thereof.

         9. Invalidity of Provision. The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction.

         10. Notices. All notices and other communications hereunder shall be in writing and, unless otherwise provided herein, shall be deemed duly given if delivered personally or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses or (at such other address for the party as shall be specified by like notice):

         (a) If to the Company:

                  Network-1 Security Solutions, Inc.
                  445 Park Avenue, Suite 1028
                  New York, New York 10022
                  Attn: Corey M. Horowitz, Chairman and Chief Executive Officer


                  with a copy to:

                  Eiseman Levine Lehrhaupt & Kakoyiannis, P.C.
                  805 Third Avenue
                  New York, New York 10022
                  Attn: Sam Schwartz, Esq.

                  or as the Company shall designate to the Investors in writing,

         (b) If to a Holder, as listed on the signature pages attached hereto or as such Holder shall designate to the Company in writing,

         11. Headings; Execution in Counterparts. The headings and captions contained herein are for convenience of reference only and shall not control or affect the meaning or construction of any provision hereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

         12. Entire Agreement. This Agreement, including any exhibits hereto and the documents and instruments referred to herein and therein, embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants or undertakings, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         13. Attorneys' Fees. If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover such reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled, as may be ordered in connection with such proceeding.

         14. Successors and Assigns. This Agreement shall be binding upon the parties hereto and their successors and assigns.

                    [Signatures begin on the following page.]

                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

         IN WITNESS WHEREOF, this Agreement has been duly executed on the date herein above set forth.

                               NETWORK-1 SECURITY SOLUTIONS, INC.

                               By:
                                   ------------------------------------------
                               Name: Corey M. Horowitz
                               Title:   Chairman and Chief Executive Officer

                               INVESTORS:


                               HOUND PARTNERS, L.P.

                               By:
                                   ------------------------------------------
                               Name:
                               Title:


                               GRAHAM PARTNERS, L.P.

                               By:
                                   ------------------------------------------
                               Name:
                               Title:


                               AURELIAN PARTNERS, L.P.

                               By:
                                   ------------------------------------------
                               Name:
                               Title:


                               BRIAN T. HOREY, SEP-IRA, CHARLES SCHWAB & CO. CUSTODIAN

                               By:
                                   ------------------------------------------
                                               Brian T. Horey

                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]




                               STEVEN HEINEMANN


                               ZAYKOWSKI LIMITED PARTNERS, L.P.

                               By:
                                   ------------------------------------------
                                   Name:
                                   Title:


                               ZAYKOWSKI QUALIFIED PARTNERS, L.P.

                               By:
                                   ------------------------------------------
                                   Name:
                                   Title:


                               LEWIS OPPORTUNITY FUND, L.P.

                               By:
                                   ------------------------------------------
                                   Name:
                                   Title:

                               LAM FUND, LTD.

                               By:
                                   ------------------------------------------
                                   Name:
                                   Title:

                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

         IN WITNESS WHEREOF, this Agreement has been duly executed on the date herein above set forth.

                               HOUND PARTNERS OFFSHORE FUND, L.P.

                               By:
                                   ------------------------------------------
                                   Name: Jonathan Auerbach
                                   Title: General Partner of the Managing Member

                                   SCHEDULE 1

    Name and Address of Investor
    ----------------------------

Aurelian Partners, L.P.
666 Fifth Avenue
New York, New York  10103

Graham Partners, L.P.
666 Fifth Avenue
New York, New York  10103

Hound Partners, L.P.
101 Park Avenue, 47th Floor
New York, New York  10178

Hound Partners Offshore Fund, L.P.
c/o Citco Fund Services (Cayman Islands) Limited
Regatta Office Park, Windward One,
West Bay Road
P.O. Box 31106 SMB
Grand Cayman, Cayman Islands

Brian T. Horey SEP-IRA,
Charles Schwab & Co. Custodian
666 Fifth Avenue
New York, New York  10101

Steven Heinemann
106 Goose Hill Road
Cold Spring Harbor, New York  11742

Zaykowski Limited Partners, L.P.
24 Schermerhorn Street
Brooklyn, New York  11201

Zaykowski Qualified Partners, L.P
24 Schermerhorn Street
Brooklyn, New York  11201

Lewis Opportunity Fund, L.P.
45 Rockefeller Plaza
New York, New York  10111

LAM Fund, Ltd.
45 Rockefeller Plaza
New York, New York  10111

                                    EXHIBIT D
                              FORM OF LEGAL OPINION

Eiseman Levine Lehrhaupt & Kakoyiannis P.C., counsel to the Company, will provide a legal opinion substantially covering the following matters:

         1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

         2. The Common Stock has been duly authorized, and when issued and paid for, will be validly issued, fully paid and non-assessable. The Warrants have been duly authorized, and when issued and paid for, will be validly issued and the Company has reserved the Warrant Shares for issuance upon exercise of the Warrants. Upon issuance and delivery and payment therefor of the Warrant Shares upon exercise of the Warrants, the Warrant Shares will be duly authorized, validly issued, fully paid and non-assessable.

         3. The Company has the corporate power and authority to execute, deliver and perform its obligations under the Transaction Documents. Each of the Transaction Documents has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with their respective terms.

         The execution, delivery and performance of the Transaction Documents and issuance of the Common Stock, Warrants and Warrant Shares by the Company will not: (a) violate any federal or state law or regulation applicable to the Company; (b) violate or be in conflict with the Certificate of Incorporation or Bylaws of the Company; or (c) to counsel's knowledge, (i) violate any order of any court or other agency of government binding on the Company, (ii) violate or constitute (with or without due notice and/or lapse of time) a default under the terms of any agreement, indenture, or other instrument to which the Company is a party or by which it or its property is bound, or (iii) result in the creation or imposition of any lien, charge or encumbrance of any nature upon any of the property or assets of the Company.